UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report October 25, 2006

RESOURCES CONNECTION, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-32113	33-0832424
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

695 Town Center Drive, Suite 600, Costa Mesa, California	92626

Registrant’s telephone number, including area code (714) 430-6400

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01:	Entry into a Material Definitive Agreement

On October 19, 2006, the stockholders of Resources Connection, Inc. (the “Company”), acting at the Company’s Annual Meeting, approved an amendment to the Company’s 2004 Performance Incentive Plan (the “Plan”) increasing the number of shares of the Company’s common stock available for award grants under the Plan by 1,500,000 shares. The Plan as amended was previously described in the Company’s Notice of Annual Meeting and Proxy Statement, which was filed with the Securities and Exchange Commission on September 12, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOURCES CONNECTION, INC.

Date: October 25, 2006	By:	/s/ Donald B. Murray
Donald B. Murray
Chief Executive Officer